                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                              RENT-A-CENTER, INC.
                               OFFER TO EXCHANGE
           ANY AND ALL OF ITS 11% SENIOR SUBORDINATED NOTES DUE 2008

                                       BY

                              RENT-A-CENTER, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 1999, UNLESS EXTENDED TO A DATE NOT LATER THAN           , 1999
(THE "EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

     As set forth in the prospectus dated                     , 1999 (the
"Exchange Memorandum") under the captions "The Exchange Offer -- Procedures for Tendering Notes" and "The Exchange Offer -- Guaranteed Delivery Procedures" and
the accompanying Letter of Transmittal dated             , 1999 (the "Letter of
Transmittal") and Instruction 2 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 11% Senior Subordinated Notes due 2008 (the "Notes") of Rent-A-Center, inc., A Delaware corporation (formerly known as Renters Choice, Inc.) (The "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an eligible institution unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Exchange Memorandum.

                             THE EXCHANGE AGENT IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

       By Registered or Certified Mail:               By Hand or by Overnight Courier:
      IBJ Schroder Bank & Trust Company              IBJ Schroder Bank & Trust Company
                 P. O. Box 84                                 One State Street
            Bowling Green Station                         New York, New York 10004
        New York, New York 10274-0084               Attn: Securities Processing Window,
     Attn: Reorganization Operations Dept                  Subcellar One, (SC-1)
        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 858-2611                                 (212) 858-2103

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE ACCOMPANYING INSTRUCTIONS SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Exchange
Memorandum and accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to Rent-A-Center, Inc., a Delaware corporation (formerly known as Renters Choice, Inc.) (the "Company"),
$          principal amount (at maturity) of Old Notes, pursuant to the guaranteed delivery procedures set forth in the Exchange Memorandum and accompanying Letter of Transmittal.

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
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       CERTIFICATE NUMBERS OF OLD NOTES
                (IF AVAILABLE)                           PRINCIPAL AMOUNT TENDERED
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

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

If Old Notes will be tendered by book-entry transfer: (check one)

Name of Tendering Institution:

                                                            [ ] The Depository Trust Company
-----------------------------------------------------       [ ] The Midwest Securities Trust Company
Account No.                                            at   [ ] The Philadelphia Depository Trust Company
            -----------------------------------------

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and IBJ Schroder Bank & Trust Company with respect to the Old Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

                                   SIGN HERE

--------------------------------------------------------------------------------
                    Signature(s) of Registered Holder(s) or
                              Authorized Signatory

--------------------------------------------------------------------------------
                        Name(s) of Registered Holder(s)
                             (Please Type or Print)

--------------------------------------------------------------------------------
                                    Address

--------------------------------------------------------------------------------
                                    Zip Code

--------------------------------------------------------------------------------
                         Area Code and Telephone Number

Dated:                                                                    , 1999
      --------------------------------------------------------------------


                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby (a) represents that the above-named person(s) has a net long position in the Old Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (b) represents that such tender of Old Notes complies with Rule
14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at a Book-Entry Transfer Facility (as defined in the Exchange
Memorandum), in each case together with a properly completed and duly executed
Letter of Transmittal with any required signature guarantees and any other documents required by the Letter of Transmittal, within three New York Stock
Exchange trading days after the date hereof.


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
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---------------------------------------------------    ---------------------------------------------------
                   Name of Firm                                               Title

---------------------------------------------------    ---------------------------------------------------
               Authorized Signature                                Name (Please Type or Print)

---------------------------------------------------    ---------------------------------------------------
                      Address

                                                       Dated                                         ,1999
---------------------------------------------------          ----------------------------------------
          Area Code and Telephone Number

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

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
      CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                             THE EXCHANGE AGENT IS:

                       IBJ SCHRODER BANK & TRUST COMPANY

      By Registered or Certified Mail:                By Hand or by Overnight Courier:
      IBJ Schroder Bank & Trust Company               IBJ Schroder Bank & Trust Company
                P. O. Box 84                                  One State Street
            Bowling Green Station                         New York, New York 10004
        New York, New York 10274-0084                Attn: Securities Processing Window,
    Attn: Reorganization Operations Dept.                   Subcellar One, (SC-1)

       Facsimile Transmission Number:                       Confirm by Telephone:
               (212) 858-2611                                  (212) 858-2103